Share-based compensation	12 Months Ended
Dec. 31, 2017
Share-based Compensation [Abstract]
Share-based compensation
Share-based compensation
Under our equity incentive plans, we have granted restricted stock units, restricted stock and stock options to directors, officers and employees to attract and retain them on competitive terms, and to incentivize superior performance with a view to creating long-term value for the benefit of the Company, its shareholders and other stakeholders.
AerCap Holdings N.V. Equity Grants
In March 2012, we implemented an equity incentive plan (the “Equity Incentive Plan 2012”) which provides for the grant of stock options, non-qualified stock options, restricted stock, restricted stock units, stock appreciation rights and other stock awards to participants of the plan selected by the Nomination and Compensation Committee of our Board of Directors. Effective May 14, 2014, the Equity Incentive Plan 2012 was expanded and the maximum number of shares available under the plan is equivalent to 8,064,081 Company shares. The Equity Incentive Plan 2012 is not open for equity awards to our directors.
On May 14, 2014, we implemented an equity incentive plan (the “Equity Incentive Plan 2014”) which provides for the grant of equity awards to participants of the plan selected by the Nomination and Compensation Committee of our Board of Directors. The maximum number of shares available under the plan is equivalent to 4,500,000 Company shares. The Equity Incentive Plan 2014 is open for equity awards to our directors.
The Equity Incentive Plan 2014 replaced an equity incentive plan that was implemented in October 2006 (the “Equity Incentive Plan 2006”). The Equity Incentive Plan 2014, Equity Incentive Plan 2012 and Equity Incentive Plan 2006 are collectively referred to herein as “AerCap Holdings N.V. Equity Plans.” Prior awards remain in effect pursuant to their terms and conditions. The terms and conditions of the Equity Incentive Plan 2006 and the Equity Incentive Plan 2014 are substantially the same.
The terms and conditions, including the vesting conditions, of the equity awards granted under AerCap Holdings N.V. Equity Plans are determined by the Nomination and Compensation Committee and, for our directors, by the Board of Directors in line with the remuneration policies approved by the General Meeting of Shareholders. The vesting periods of the majority of equity awards range between three years and five years. Our long-term equity awards are subject to long-term performance vesting criteria, based on the Company’s U.S. GAAP EPS budget over the specified periods, in order to promote and encourage superior performance over a prolonged period of time. Some of our officers receive annual equity awards as part of their compensation package. Annual equity awards are granted after the year end and the number of awards granted is dependent on the Company’s actual performance relative to the U.S. GAAP EPS budget and the respective officer’s personal performance during the previous financial year. All outstanding awards of restricted stock units are convertible into ordinary shares of the Company at a ratio of one-to-one, prior to deduction for payroll withholding taxes. Shares subject to outstanding equity awards, which are not issued or delivered by reason of, amongst others, the cancellation or forfeiture of such awards or the withholding of such shares to settle tax obligations, shall again be available under the AerCap Holdings N.V. Equity Plans.
The following table presents movements in the outstanding restricted stock units and restricted stock under the AerCap Holdings N.V. Equity Plans during the year ended December 31, 2017:

	Year Ended December 31, 2017
	Number of time-based restricted stock units and restricted stock	Number of performance-based restricted stock units and restricted stock	Weighted average grant date fair value of time-based grants ($)	Weighted average grant date fair value of performance-based grants ($)
Number at beginning of period	3,579,834	5,512,342	$42.78	$46.19
Granted (a)	740,690	1,079,416	50.68	51.49
Vested (b)	(859,033)	(440,064)	33.59	46.59
Cancelled	(85,404)	(29,445)	44.08	42.10
Number at end of period	3,376,087	6,122,249	$46.85	$47.12

(a)
Includes 451,070 shares of restricted stock granted under the AerCap Holdings N.V. Equity Plans, of which 279,697 shares of restricted stock were issued with the remaining 171,373 shares being withheld and applied to pay the taxes involved. As part of the 171,373 shares withheld to pay for taxes, 64,771 shares were treated as granted and subsequently vested on the grant date under specific Irish tax legislation. As a result, we recognized an expense of $3.4 million on the grant dates associated with these shares.

(b)
296,201 restricted stock units, which were previously granted under the AerCap Holdings N.V. Equity Plans, vested. In connection with the vesting of the restricted stock units, the Company issued, in full satisfaction of its obligations, 187,096 ordinary shares to the holders of these restricted stock units, with the remainder being withheld and applied to pay the taxes in respect of those awards. Restrictions on 938,125 shares of restricted stock (655,207 shares of restricted stock net of withholding for taxes) lapsed during the period. In addition, 64,771 shares were treated as granted and subsequently vested on the grant dates as described in (a) above.

Included in the numbers of outstanding restricted stock units and restricted stock under the AerCap Holdings N.V. Equity Plans during the year ended December 31, 2017, as shown in the table above, are a significant number of awards granted in December 2017 to replace awards which were granted in connection with the ILFC acquisition in 2014 and which are due to vest during the first half of 2018. As a result, the number of outstanding restricted stock units and restricted stock awards as of December 31, 2017 reflects an overlap between previous awards that are due to vest in 2018 (approximately 6.5 million awards are due to vest in 2018) and the recent replacement awards that have the objective of retaining and incentivizing the recipients for future periods. As a result, we expect the total number of outstanding equity awards to become lower following the vesting of awards in 2018.
The following table presents movements in the outstanding stock options under the Equity Incentive Plan 2006 (no options were granted under the Equity Incentive Plan 2012 or Equity Incentive Plan 2014) and the stock options that rolled over from the amalgamation of Genesis in 2010 during the year ended December 31, 2017. All of the outstanding Genesis amalgamation related options have vested and been exercised. All outstanding options under the Equity Incentive Plan 2006 have vested.

	Year Ended December 31, 2017
	Number of options	Weighted average exercise price ($)
Options outstanding at beginning of period (a)	140,045	$6.02
Exercised (a)	(102,100)	3.41
Options outstanding at end of period	37,945	$13.02

(a)
Includes 2,100 AER options granted to former Genesis directors and employees at the closing of the amalgamation with Genesis on March 25, 2010. These options were issued pursuant to a separate board resolution, and not under any of the AerCap Holdings N.V. Equity Plans. They have all vested as of December 31, 2017.

The amount of share-based compensation expense is determined by reference to the fair value of the restricted stock units or restricted stock on the grant date, based on the trading price of the Company’s shares on the grant date and reflective of the probability of vesting. All outstanding options have been fully expensed.
We recognized share-based compensation expense of $107.7 million, $102.8 million and $100.2 million during the years ended December 31, 2017, 2016 and 2015, respectively. The following table presents our expected share-based compensation expense based on existing grants, assuming that the established performance criteria are met and that no forfeitures occur:

Expected share-based compensation expense
(U.S. Dollars in millions)
2018	$75.5
2019	36.0
2020	19.0
2021	4.7